                                                                   EXHIBIT 99(B)


                                LAPORTE BANCORP

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                  COMMON STOCK


      The undersigned hereby appoints _______________, _______________, and
  _______________, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock the undersigned is entitled to vote at the Special Meeting of Shareholders of LaPorte Bancorp ("LaPorte") to be held at _______________, _______________, ___________, Indiana, at __:__ _.m. on
  _________, August __, 1994, or at any adjournment thereof, as follows, hereby revoking any proxy previously given:

      (1) The adoption of the Agreement and Plan of Reorganization between LaPorte and Norwest Corporation ("Norwest"), dated as of February 7, 1994, pursuant to which a wholly owned subsidiary of Norwest will be merged with LaPorte, with LaPorte as the surviving entity, and each outstanding share of the capital stock of LaPorte will be exchanged for shares of the common stock, par value $1 2/3 per share, of Norwest, as more fully described in the Proxy Statement-Prospectus accompanying this Proxy.

             FOR [_]        AGAINST  [_]       ABSTAIN  [_]

      (2) In their discretion on such matters as may properly come before the meeting or any adjournment thereof; all as set out in the Notice and Proxy Statement-Prospectus relating to the meeting, receipt of which are hereby acknowledged.

      Shares represented by this proxy will be voted as directed by the shareholder. The Board of Directors recommends a vote "FOR" proposal 1. If no direction is supplied, the proxy will be voted "FOR" proposal 1.


                                 Dated:  ________________________, 1994.

                                 ____________________________________
                                 (Please sign exactly as name appears at left.)

                                 ____________________________________
                                 (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees, or in similar capacities should so indicate.)


          THIS PROXY IS SOLICITED ON BEHALF OF THE LAPORTE BOARD OF
                                  DIRECTORS.

                                LAPORTE BANCORP

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                PREFERRED STOCK


      The undersigned hereby appoints _______________, _______________, and
  _______________, and each of them, proxies, with full power of substitution, to vote all shares of Preferred Stock the undersigned is entitled to vote at the Special Meeting of Shareholders of LaPorte Bancorp ("LaPorte") to be held at _______________, _______________, ___________, Indiana, at __:__ _.m. on
  _________, August __, 1994, or at any adjournment thereof, as follows, hereby revoking any proxy previously given:

      (1) The adoption of the Agreement and Plan of Reorganization between LaPorte and Norwest Corporation ("Norwest"), dated as of February 7, 1994, pursuant to which a wholly owned subsidiary of Norwest will be merged with LaPorte, with LaPorte as the surviving entity, and each outstanding share of the capital stock of LaPorte will be exchanged for shares of the common stock, par value $1 2/3 per share, of Norwest, as more fully described in the Proxy Statement-Prospectus accompanying this Proxy.

             FOR  [_]        AGAINST  [_]       ABSTAIN  [_]

      (2) In their discretion on such matters as may properly come before the meeting or any adjournment thereof; all as set out in the Notice and Proxy Statement-Prospectus relating to the meeting, receipt of which are hereby acknowledged.

      Shares represented by this proxy will be voted as directed by the shareholder. The Board of Directors recommends a vote "FOR" proposal 1. If no direction is supplied, the proxy will be voted "FOR" proposal 1.


                                 Dated:  ________________________, 1994.

                                 ____________________________________
                                 (Please sign exactly as name appears at left.)

                                 ____________________________________
                                 (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees, or in similar capacities should so indicate.)


          THIS PROXY IS SOLICITED ON BEHALF OF THE LAPORTE BOARD OF
                                  DIRECTORS.